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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): August 18, 2004

                           BANCSHARES OF FLORIDA, INC.
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             (Exact name of registrant as specified in its charter)

          Florida                       333-74997               59-3535315
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(State or other jurisdiction     Commission File Number     (I.R.S. Employer
      Of incorporation)                                    Identification No.)

                               1185 Immokalee Road
                              Naples, Florida 34110
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                    (address of principal executive offices)
                  Registrant's telephone number: (239) 254-2100

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

ITEM 5. Other Events and Regulation FD Disclosure.

On August 18, 2004, Bancshares of Florida, Inc. issued a press release regarding the company's underwriter exercising its option to purchase an additional 225,000 shares of common stock to cover over-allotments related to the company's July 27, 2004 1.5 million common stock offering.

ITEM 7. Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is being furnished with this Report:

99.1 Press Release


Date:   August 18, 2004


                                        Bancshares of Florida, Inc.
                                        ---------------------------
                                        (Registrant)

                                        By:  /s/ David G. Wallace
                                        ---------------------------
                                             David G. Wallace
                                        Principal Financial Officer